UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: VANGUARD WELLESLEY INCOME FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2002 - September 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD WELLESLEY(R) INCOME FUND
SEPTEMBER 30, 2003
[GRAPHIC]
ANNUAL REPORT
THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS
1 letter from the chairman
6 report from the advisor
10 fund profile
12 glossary of investment terms
14 performance summary
15 your fund's after-tax returns
16 about your fund's expenses
17 financial statements
--------------------------------------------------------------------------------
SUMMARY
* The Investor Shares of Wellesley Income Fund returned 10.7% during the 2003 fiscal year, short of the 13.9% return of its average mutual fund peer and the 14.4% return of its unmanaged composite index.

* The return of the fund's bond portion lagged that of its index counterpart because the fund did not hold some of the index's stronger-performing bonds.

* The stock portfolio underperformed its benchmark because the fund's emphasis on yield led to little exposure to strong-performing sectors such as technology.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Fueled by gains in both the stock and bond markets, the Investor Shares of Vanguard Wellesley Income Fund returned 10.7% during the 12 months ended September 30, 2003. (The fund's Admiral Shares returned 10.9%.)

(Picture's of John J. Brennan)

--------------------------------------------------------------------------------
2003 Total Returns                                            Fiscal Year Ended
                                                                   SEPTEMBER 30
--------------------------------------------------------------------------------
VANGUARD  WELLESLEY  INCOME  FUND
  Investor Shares                                                          10.7%
  Admiral Shares                                                           10.9
Wellesley Composite Index*                                                 14.4
Average Income Fund**                                                      13.9
--------------------------------------------------------------------------------
*Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: the Lehman Credit A or Better Index. For stocks: the S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Integrated Telecommunication Services Index (4.5%).
**Derived from data provided by Lipper Inc.

As the adjacent table shows, the fund's returns fell short of those posted by the average income fund and the Wellesley Composite Index, which is weighted in accordance with your fund's typical asset allocation: 65% in high-quality, primarily corporate bonds and 35% in value-oriented stocks. As of September 30, 2003, the fund's Investor Shares yielded 3.7% and the Admiral Shares, 3.8%.

Information on the fund's distributions during the period and change in net asset value is presented in the table on page 5. If you own Wellesley Income Fund in a taxable account, you may wish to review the fund's after-tax returns on page 15.

STOCKS REBOUNDED POWERFULLY AS THE BEAR RETREATED

As the fiscal year got under way last October, U.S. stock prices rallied from their bear-market lows, then stalled in the face of investor apprehension about imminent military conflict with Iraq and the seeming creakiness of the national economy. Those concerns dissipated with the start of combat operations in March and the arrival of data suggesting that the economy was grinding into gear: reports of unexpected growth in corporate earnings and stronger- than-forecast advances in the gross domestic product.
--------------------------------------------------------------------------------
ADMIRAL  SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

--------------------------------------------------------------------------------

Beginning in March, stocks surged, with the broad market, as represented by the Wilshire 5000 Total Market Index, returning a robust 26.3% for the 12 months. Both small- and large-capitalization stocks produced outstanding returns, though investors' renewed appetite for risk propelled small-caps higher. International markets also posted strong returns, which were enhanced for U.S.-based investors by a decline in the U.S. dollar relative to major currencies.

RISK WAS REWARDED IN THE BOND MARKET

A taste for risk was also apparent in the bond market. In general, the riskier the bond, the better the performance. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, returned a stunning 30%. Bonds with at least some degree of credit risk outperformed similar-maturity U.S. Treasury bonds, which have virtually no risk of default. The broad investment-grade market, as measured by the Lehman Aggregate Bond Index, returned 5.4%.

--------------------------------------------------------------------------------
Market Barometer                                    Average Annual Total Returns
                                                Periods Ended September 30, 2003
                                                --------------------------------
                                                    One          Three      Five
                                                   Year          Years     Years
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   25.1%         -10.3%      1.5%
Russell 2000 Index (Small-caps)                   36.5           -0.8       7.5
Wilshire 5000 Index (Entire market)               26.3           -9.5       2.0
MSCI All Country World Index Free
 ex USA (International)                           29.0           -7.4       2.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        5.4%           8.9%      6.6%
 (Broad taxable market)
Lehman Municipal Bond Index                        3.9            7.7       5.7
Citigroup 3-Month Treasury Bill Index              1.2            2.7       3.7
================================================================================
CPI
Consumer Price Index                               2.3%           2.2%      2.5%
--------------------------------------------------------------------------------

Most interest rates rose, making a small dent in bond prices and a modest reduction in total returns. The yield of the benchmark 10-year Treasury note finished the fiscal year at 3.94%, up 35 basis points (0.35 percentage point) from September 30, 2002. In the shortest maturities, however, yields fell sharply, as the Federal Reserve Board reduced its target for short-term interest rates by 75 basis points. The yield of the 3-month Treasury bill declined 61 basis points, helping to push the yields of short-term vehicles such as money market funds below 1%.

RISING  INTEREST  RATES  TOOK THEIR TOLL ON THE FUND'S PERFORMANCE

During the fiscal year, the market environment changed from one dominated by low interest rates and mediocre stock performance to one of rising rates and strong equity performance. While the majority of the 3.9% return of the fund's Investor Shares in the first half was generated by the bond portfolio, the majority of the 6.6% return in the second half came from its stock portfolio, a nice illustration of the benefits of balanced investing.

Although the fund's overall return was very respectable, both its stock and bond positions underperformed their respective benchmark components. Given the ebullient markets, this result is not unexpected. Wellesley's bond holdings, roughly 61% of the fund's assets at the end of the period, returned 5.9% for the year. This was 2.0 percentage points lower than the 7.9% return of its bond benchmark, the Lehman Credit A or Better Index. Although the fund and the Lehman index were similarly sensitive to the period's rise in interest rates, the fund did not hold some of the stronger-performing corporate bonds that were in the index. The same errors of omission partly explain the fund's shortfall relative to its average peer.

The fund's stock portfolio returned 18.2% for the year, compared with the 26.5% return of large-capitalization value stocks, as represented by the Standard & Poor's 500/Barra Value Index. Consistent with its mandate, the fund's advisor, Wellington Management Company, emphasized value-oriented stocks offering above-average dividend yields, such as those in the utilities, financial services, and integrated oils sectors. On balance, the stocks with the richest yields posted the lowest returns, and this cost the fund. For example, the low-yielding technology sector produced outstanding returns, but Wellesley had virtually no exposure to the group.

For more information about the fund's performance, see the Report from the Advisor on page 6.

THE PAST DECADE DEMONSTRATES THE VALUE OF WELLESLEY'S BALANCE

Although your fund underperformed its benchmarks in fiscal 2003, a longer view reveals that investors who have sought to benefit from the fund's conservative investment strategy have been duly served. As the table on page 4 shows, the fund has posted an impressive record, both on an absolute basis and relative to its peers.

Further proof of the success of Wellesley's strategy is borne in the fact that though many balanced funds posted negative returns during the

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                                                Average           Final Value of
                                                 Annual                a $10,000
                                                 Return       Initial Investment
--------------------------------------------------------------------------------
Wellesley Income Fund
  Investor Shares                                  9.0%                  $23,577
Wellesley Composite Index                          7.8                    21,287
Average Income Fund                                6.9                    19,536
--------------------------------------------------------------------------------

three-year bear market for U.S. equities, Wellesley Income Fund delivered positive returns. In fact, over the past ten fiscal years, the fund's return was negative in only two--1994 and 1999.

Wellesley's pattern of conservative growth reflects not only the fund's asset allocation, but also Wellington Management Company's skill in leading the fund and Vanguard's commitment to low costs. Shareholders have no doubt benefited from Wellington's years of experience, while our significant cost advantage over similar mutual funds means that more of your fund's returns stay in your account, where they can continue to work on your behalf. (See page 16 for a comparison of the costs of your fund with the average cost of its competitors.)

STICK TO YOUR PLAN THROUGH ALL TYPES OF MARKETS

After three difficult years in the equity market, the last several months proved to be quite rewarding. However, no one knows what may come to pass. That's why Vanguard continues to stress the importance of developing a sound investment plan and sticking to it in good times and in bad. Holding a balanced portfolio of stocks, bonds, and cash investments consistent with your risk tolerance and tailored to your individual needs and goals is an appropriate strategy for all types of markets. A broadly diversified portfolio can blunt the pain of declines in one asset class, while allowing you to participate in the strong performance of another.

Wellesley Income Fund, which offers exposure to both the bond and stock markets, can play an important role in such a portfolio. Thank you for entrusting your assets to us.

Sincerely,

/S/John J Brennan

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
OCTOBER 9, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE        SEPTEMBER 30, 2002-SEPTEMBER 30, 2003

                                                        DISTRIBUTIONS PER SHARE
                                STARTING        ENDING       INCOME      CAPITAL
                             SHARE PRICE   SHARE PRICE    DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Wellesley Income Fund
Investor Shares                   $19.08        $20.25       $0.855       $0.000
Admiral Shares                     46.22         49.07        2.121        0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard Wellesley Income Fund underperformed its composite index benchmark during the 12 months ended September 30, 2003. The fund's Investor Shares returned 10.7%, versus 14.4% for the unmanaged benchmark.

Though the fund's stock segment returned a strong 18.2% for the 12 months, it lagged the equity benchmark's return of 26.5%. The benchmark's stock component is weighted 75% S&P 500/Barra Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Integrated Telecommunication Services Index.

The fund's bond segment returned 5.9% for the period, which fell short of the 7.9% return for its benchmark, the Lehman Credit A or Better Index. This index tracks the performance of high-quality corporate bonds with intermediate maturities. The fund's shortfall was not a function of credit deterioration, but rather one of selective underweighting of some of the index's lower-rated (and, for the year, better-performing) credits.

THE INVESTMENT ENVIRONMENT

The investment climate shifted during the fund's fiscal year. Liquidity was abundant, and fiscal and monetary stimuli began to take hold. The stock market advanced against the background of improving corporate profits, continued economic growth, and increased risk tolerance.

We believe that growth will continue, at least for the next several quarters, due to the strong fiscal and monetary stimuli. In the longer term, we need to see an increase in job creation and capital spending for growth to become self-sustaining. While a significant portion of the past year's gains has been the result of a rise in depressed valuations, we expect earnings growth to fuel the market's advance going forward.


--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY

The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund's bond segment comprises intermediate-and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.
--------------------------------------------------------------------------------

The corporate bond market is improving as corporations continue to reduce the levels of debt on their balance sheets. As debt is repaid, the rating agencies should upgrade issuers, and this improvement in ratings should narrow risk premiums on corporate bonds versus "riskless" Treasuries. If premiums narrow, the contraction in yield spreads should offset some of the anticipated rise in interest rates. The economic environment should improve sufficiently to underwrite a general improvement in credit quality.

THE FUND'S SUCCESSES

In the stock portfolio, our underweighting in industrial stocks helped. In particular, the fund had no exposure to the aerospace sector, which performed poorly due to concerns about the sustainability of growth in defense budgets.

The fund enjoyed good returns from its holdings in both health care, where our pharmaceuticals posted solid gains, and industrials. For example, in the latter category, Caterpillar was a strong performer. Investors began to appreciate its underlying earnings power, a result of expansion of product lines in its traditional machinery business, growth in its financial services business, and aggressive cost-reduction efforts.

On the fixed income side, positive factors included overweighting lower-quality corporate bonds, two credit upgrades, no downgrades, and several favorable selections. The bond portfolio had an average 9% of assets in Baa credits, the lowest investment-grade rating. These securities, which are not represented in the benchmark, outperformed higher-quality bonds during the period, boosting performance.

THE FUND'S SHORTFALLS

Wellesley Income Fund's underweighted positions in technology and telecommunications stocks hurt results, as the more volatile names in these sectors led the market. Similarly, our overweighted positions in the traditionally more defensive consumer staples and energy sectors also hurt results. We also had poor stock selection in consumer discretionary and financials.

While our allocation to the lower end of the investment-grade quality spectrum helped relative return, our allocation to mortgages did not. There are no mortgages in the benchmark, yet we held an average 8%
of our fixed income assets in these securities. As noted earlier, underperformance in the corporate sector, which represents 100% of the benchmark, was not a function of credit mistakes but instead the underweighting of winners.

THE FUND'S POSITIONING

We remain underweighted in technology stocks because of the lack of above-average dividend-paying stocks within the sector. We have added to our energy positions due to attractive valuations, and reduced our telecommunications exposure due to eroding fundamentals.

On the bond side, we shortened duration as interest rates rose. We also lowered the average credit quality of the corporate bonds in the portfolio. The fund's duration at the end of the fiscal year was 5.4 years, slightly shorter than that of the benchmark. Our exposure to mortgage-backed securities is down to 5% of fixed income assets; we used the proceeds from those sales to purchase more corporate bonds, particularly those rated A and Baa.

We will continue to shorten duration and reduce the portfolio's sensitivity to changes in interest rates, in accordance with our belief that the trend toward higher rates will continue. We purchase only investment-grade, U.S.-dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

As  always,  the  fund's  investment  strategy  is driven by our  obligation  to
shareholders  to  provide  an  attractive   level  of  income  by  investing  in
high-quality securities. In general, the fund's performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and its meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Earl E. McEvoy, SENIOR VICE PRESIDENT
John R. Ryan, SENIOR VICE PRESIDENT
WELLINGTON MANAGEMENT COMPANY, LLP
OCTOBER 17, 2003

--------------------------------------------------------------------------------
EQUITY PORTFOLIO CHANGES                    FISCAL YEAR ENDED SEPTEMBER 30, 2003

                           COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS

Alcoa                      The  largest   aluminum   producer   should   benefit
                           from  a  favorable supply/demand outlook.

--------------------------------------------------------------------------------
General Motors             Was overly penalized by pension concerns, yet
                           investors failed to recognize improved earnings
                           prospects, leading us to purchase the stock.
--------------------------------------------------------------------------------
Citigroup                  The largest global diversified financial services
                           firm has above-average growth prospects, yet is
                           selling at a discounted valuation.
================================================================================
ELIMINATED

May Department Stores      The outlook for department stores continues to
                           deteriorate.
--------------------------------------------------------------------------------
Schering-Plough            Has deteriorating fundamentals.
--------------------------------------------------------------------------------
Comerica                   The profitability spread in lending operations was
                           worse than expected.
--------------------------------------------------------------------------------
Medco Health Solutions     The spin-off from Merck pays no dividend.
--------------------------------------------------------------------------------

see page 17 for a complete list of the fund's holdings.

FUND PROFILE                                                     As of 9/30/2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 12-13.


WELLESLEY INCOME FUND
--------------------------------------------------------------------------------
TOTAL FUND CHARACTERISTICS

Yield

  Investor Shares                                  3.7%
  Admiral Shares                                   3.8%
Turnover Rate                                       28%
Expense Ratio
  Investor Shares                                 0.31%
  Admiral Shares                                  0.20%
Cash Investments                                     2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ten Largest Stocks (% of equities)

ExxonMobil Corp.                                   4.8%
 (oil)
SBC Communications Inc.                            4.6
 (telecommunications)
Weyerhaeuser Co.                                   3.8
 (forest products)
ChevronTexaco Corp.                                3.6
 (energy)
Verizon Communications                             3.2
 (telecommunications)
FPL Group, Inc.                                    3.1
 (electric utilities)
Bank of America Corp.                              3.1
 (banking)
St. Paul Cos., Inc.                                3.1
 (commercial insurance)
XL Capital Ltd. Class A                            2.9
 (insurance)
Royal Dutch Petroleum Co. ADR                      2.8
 (energy)
--------------------------------------------------------------------------------
TOP TEN                                           35.0%
--------------------------------------------------------------------------------
TOP TEN AS % OF TOTAL NET ASSETS                  13.0%
--------------------------------------------------------------------------------

TOTAL FUND VOLATILITY MEASURES

                                             Composite                     Broad
                                      Fund      Index*        Fund       Index**
--------------------------------------------------------------------------------
R-Squared                             0.70        1.00        0.20          1.00
Beta                                  0.71        1.00        0.13          1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF EQUITY PORTFOLIO)
                                                         Comparative       Broad
                                                Fund          Index+     Index**
--------------------------------------------------------------------------------
Auto & Transportation                              1%              3%         3%
Consumer Discretionary                             1              12         16
Consumer Staples                                   6               2          7
Financial Services                                24              37         23
Health Care                                        4               3         14
Integrated Oils                                   16               9          3
Other Energy                                       0               2          2
Materials & Processing                            12               4          4
Producer Durables                                  5               6          4
Technology                                         1               8         15
Utilities                                         28              13          7
Other                                              0               1          2
--------------------------------------------------------------------------------
Cash Investments                                   2%             --         --
--------------------------------------------------------------------------------
The "Ten Largest Stocks" excludes any equity index products.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND ASSET ALLOCATION

Cash Investments         2%
Bonds                   61%
Stocks                  37%
--------------------------------------------------------------------------------


*Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Telephone Index (4.5%) until January 1, 2002, when the Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
**Wilshire 5000 Index.
+S&P 500/Barra Value Index.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                              FUND           INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                55              340        5,288
dian Market Cap                              $22.2B            23.7B      $26.2B
Price/Earnings Ratio                          13.2x            17.4x       21.5x
Price/Book Ratio                               2.2x             2.0x        2.7x
Dividend Yield                                 3.7%             2.2%        1.6%
Return on Equity                              19.1%            16.5%       19.9%
Earnings Growth Rate                           4.3%             3.2%        7.7%
Foreign Holdings                               2.4%             2.4%        0.8%
--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% OF FIXED INCOME PORTFOLIO)

Treasury/Agency/GSEsyy                   6%
Aaa                                      9
Aa                                      26
A                                       48
Baa                                     10
Not Rated                                1
--------------------------------------------------------------------------------
Total                                  100%
--------------------------------------------------------------------------------
EQUITY INVESTMENT FOCUS

MARKET CAP      LARGE
STYLE           VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                      Comparative          Broad
                                              Fund         Index+        IndexYY
--------------------------------------------------------------------------------
Number of Bonds                                276          2,313          6,571
Yield to Maturity                             3.8%+           3.7%          4.0%
Average Coupon                                5.9%            5.9%          5.8%
Average Maturity                         7.8 years      8.5 years      7.4 years
Average Quality                                 A1            Aa3            Aaa
Average Duration                         5.4 years      5.5 years      4.4 years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF FIXED INCOME PORTFOLIO)

Asset-Backed/Commercial Mortage Backed                          2%
Finance                                                        32
Foreign                                                         5
Government Mortgage-Backed                                      5
Industrial                                                     44
Treasury/Agency                                                 1
Utilities                                                      11
--------------------------------------------------------------------------------
Total                                                         100%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FIXED INCOME INVESTMENT FOCUS

CREDIT QUALITY          INVESTMENT
                        GRADE CORPORATE

AVERAGE MATURITY        MEDIUM
--------------------------------------------------------------------------------

*S&P 500/Barra Value Index.
**Wilshire 5000 Index.
+Lehman Credit A or Better Index.
++Lehman Aggregate Bond Index.
++Before expenses.
++Includes government mortgage-backed bonds along with debt issued by government-sponsored enterprises.

                                               Visit our website at Vanguard.com
                                         for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by one percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
Average Maturity. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. The prices of longer-term bonds are more sensitive than those of shorter-term bonds to changes in interest rates.
--------------------------------------------------------------------------------
Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
-------------------------------------------------------------------------------
Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition on next page). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock or bond investment.
--------------------------------------------------------------------------------
Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------
Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              AS OF 9/30/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

WELLESLEY INCOME FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1993-SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
 YEAR             WELLESLEY INCOME   AVERAGE      WELLESLEY    WILSHIRE
MONTH               INCOME FUND      INCOME       COMPOSITE       5000
                         INV          FUND          INDEX        INDEX
--------------------------------------------------------------------------------
199309                  10000         10000           10000       10000
199312                   9913         10116            9915       10182
199403                   9470          9816            9463        9802
199406                   9436          9782            9339        9726
199409                   9511          9973            9402       10254
199412                   9473          9829            9462       10175
199503                  10152         10416           10177       11094
199506                  11015         11005           11065       12130
199509                  11480         11508           11588       13239
199512                  12212         11958           12365       13884
199603                  12060         12339           12140       14664
199606                  12184         12563           12279       15311
199609                  12536         12762           12452       15744
199612                  13362         13333           13206       16830
199703                  13281         13414           13067       16938
199706                  14232         14503           14111       19799
199709                  15284         15265           14975       21731
199712                  16060         15517           15770       22096
199803                  16802         16395           16560       25026
199806                  17126         16526           16938       25513
199809                  17408         15711           16896       22444
199812                  17962         16754           17956       27273
199903                  17493         16801           17590       28302
199906                  17919         17445           17975       30511
199909                  17365         16916           17435       28493
199912                  17219         17586           17705       33698
200003                  17461         17919           18025       34984
200006                  17599         17922           18002       33416
200009                  18814         18411           19049       33471
200012                  20003         18464           19657       30013
200103                  20283         18187           19749       26310
200106                  20838         18762           20044       28276
200109                  21236         17824           19546       23781
200112                  21480         18460           19931       26723
200203                  21912         18806           19922       26980
200206                  22152         18334           19471       23577
200209                  21291         17155           18605       19616
200212                  22478         17716           19733       21149
200303                  22127         17711           19506       20497
200306                  23893         19297           21297       23881
200309                  23577         19536           21287       24766



                                        AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED SEPTEMBER 30, 2003
                                      ---------------------------    FINAL VALUE
                                         ONE     FIVE      TEN      OF A $10,000
                                        YEAR    YEARS    YEARS        INVESTMENT
-------------------------------------------------------------------------------
Wellesley Income Fund Investor Shares  10.74%    6.25%   8.96%           $23,577
Lehman Aggregate Bond Index             5.41     6.63     6.92            19,525
Wilshire 5000 Index                    26.25     1.99     9.50            24,772
Wellesley Composite Index*             14.42     4.73     7.85            21,287
Average Income Fund**                  13.88     4.46     6.93            19,536
--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                           ONE           SINCE     OF A $250,000
                                          YEAR      INCEPTION+        INVESTMENT
--------------------------------------------------------------------------------
Wellesley Income Fund Admiral Shares     10.89%           5.71%         $285,338
Lehman Aggregate Bond Index               5.41            8.30           302,230
Wilshire 5000 Index                      26.25           -5.71           217,360
Wellesley Composite Index*               14.42            2.45           264,812
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
              WELLESLEY INCOME FUND               COMPOSITE
              INVESTOR SHARES                        INDEX*

FISCAL        CAPITAL        INCOME       TOTAL       TOTAL
YEAR           RETURN        RETURN      RETURN      RETURN
--------------------------------------------------------------------------------
1994            -10.6%          5.7%       -4.9%       -6.0%
1995             13.7           7.0        20.7        23.3
1996              3.2           6.0         9.2         7.5
1997             15.5           6.4        21.9        20.3
1998              8.1           5.8        13.9        12.8

              WELLESLEY INCOME FUND                COMPOSITE
               INVESTOR SHARES                        INDEX*
--------------------------------------------------------------------------------
FISCAL        CAPITAL        INCOME       TOTAL       TOTAL
YEAR           RETURN        RETURN      RETURN      RETURN
1999             -5.3%          5.0%       -0.3%        3.2%
2000              2.5           5.8         8.3         9.3
2001              7.6           5.3        12.9         2.6
2002             -4.4           4.7         0.3        -4.8
2003              6.1           4.6        10.7        14.4
--------------------------------------------------------------------------------

*Bond component is 65% Lehman Long Credit AA or Better Index through March 31, 2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
**Derived  from data provided by Lipper Inc.
+May 14, 2001.
Note: See Financial Highlights tables on pages 27 and 28 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns                    Periods Ended September 30, 2003
                                                One Year   Five Years  Ten Years
                                                --------------------------------
WELLESLEY INCOME FUND INVESTOR SHARES
 Returns Before Taxes                              10.74%        6.25%     8.96%
 Returns After Taxes on Distributions               9.06         3.54      5.92
 Returns After Taxes on Distributions
  and Sale of Fund Shares                           6.90         3.80      5.91
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended September 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------
                            Cost of $10,000               Fund       Peer group*
                         investment in fund      expense ratio     expense ratio
--------------------------------------------------------------------------------
WELLESLEY INCOME FUND
  Investor Shares                       $33               0.31%            0.99%
  Admiral Shares                         21               0.20               --
--------------------------------------------------------------------------------
*Average Income Fund.

The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 9/30/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                 Face         Market
                                               Amount         Value*
Wellesley Income Fund                           (000)          (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.8%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.9%)
U.S. Treasury Bond
        5.375%, 2/15/2031                     $75,000        $80,485
                                                             -------
MORTGAGE-BACKED SECURITIES (2.9%)
Federal National Mortgage Assn.*
(1)   5.572%, 12/1/2011                        59,046         64,176
(1)   5.77%, 10/1/2008                          3,092          3,391
(1)   5.793%, 11/1/2011                        52,322         57,562
(1)   5.80%, 10/1/2008                          1,810          1,974
(1)   5.87%, 9/1/2011                          19,788         21,711
(1)   6.085%, 10/1/2008                         7,220          7,997
(1)   6.115%, 2/1/2012                         10,186         11,335
(1)   6.15%, 4/1/2009                           5,108          5,690
(1)   6.195%, 10/1/2008                         6,405          7,123
(1)   6.23%, 3/1/2008                           2,409          2,672
(1)   6.285%, 5/1/2008                          4,681          5,198
(1)   6.32%, 6/1/2009                           6,865          7,733
(1)   6.347%, 4/1/2011                         14,546         16,607
(1)   6.59%, 11/1/2007                            903          1,009
(1)   7.007%, 6/1/2007                          7,707          8,683
Government National Mortgage Assn.
(1) 6.00%, 8/15/2032-
    4/15/2033                                  24,999         26,002
(1) 6.50%, 4/15/2031-
    11/15/2032                                $24,997        $26,255
                                                             -------
                                                            $275,118
                                                            --------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $341,137)                                             355,603
--------------------------------------------------------------------------------
CORPORATE BONDS (54.8%)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.3%)
Bank One Issuance Trust
(1) 2.94%, 10/23/2005                           8,500          8,679
(1)(3) 3.59%, 5/17/2010                        25,000         25,559
CITIBANK CREDIT CARD ISSUANCE TRUST
(1)   4.10%, 12/7/2004                         25,000         25,696
(1)   2.90%, 5/17/2010                          8,500          8,312
Connecticut RRB Special Purpose Trust CL&P
(1) 6.21%, 12/30/2011                          12,870         14,545
Whole Auto Loan Trust
(1) 3.04%, 4/15/2009                           40,000         40,809
                                                             123,600
                                                             -------
FINANCE (19.4%)
  BANKING (9.6%)
  BB&T Corp.
  6.50%, 8/1/2011                              25,000         28,580
  4.75%, 10/1/2012                             16,000         16,372

--------------------------------------------------------------------------------
                                                FACE         MARKET
                                               AMOUNT         VALUE*
WELLESLEY INCOME FUND                           (000)          (000)
--------------------------------------------------------------------------------
Bank of America Corp.
  7.875%, 5/16/2005                            25,000         27,573
  4.75%, 10/15/2006                            15,000         16,011
  3.25%, 8/15/2008                             14,750         14,695
  4.875%, 1/15/2013                            43,100         43,843
Bank of New York
  5.20%, 7/1/2007                              35,000         37,884
Bank One Corp.
  6.50%, 2/1/2006                              25,000         27,413
  2.625%, 6/30/2008                            15,000         14,544
  7.75%, 7/15/2025                             25,000         30,743
Bank One Corp. (IL)
  5.50%, 3/26/2007                              5,000          5,474
Citicorp, Inc.
  7.125%, 9/1/2005                             15,000         16,456
  5.00%, 3/6/2007                              22,000         23,658
  6.65%, 12/15/2010                            25,000         28,087
Citigroup Inc.
  5.50%, 8/9/2006                              10,000         10,906
CoreStates Capital Corp.
  6.625%, 3/15/2005                            20,000         21,400
European Investment Bank
  3.375%, 6/12/2013                            58,100         55,100
Fifth Third Bancorp
  6.75%, 7/15/2005                             25,000         27,094
First Bank System
  7.625%, 5/1/2005                              7,500          8,211
First Union Corp.
  6.00%, 10/30/2008                            15,000         16,756
HBOS Treasury Services PLC
2) 3.75%, 9/30/2008                            11,400         11,570
Mellon Bank N.A.
  7.00%, 3/15/2006                              7,400          8,291
  7.375%, 5/15/2007                             4,720          5,445
Mellon Funding Corp.
5.00%, 12/1/2014                               12,000         12,274
J.P. Morgan & Co., Inc.
5.75%, 10/15/2008                              20,000         22,204
6.25%, 1/15/2009                               20,000         22,080
National City Bank Pennsylvania
  7.25%, 10/21/2011                            22,000         26,058
National City Corp.
  7.20%, 5/15/2005                             20,000         21,687
Northern Trust Co.
  4.60%, 2/1/2013                              10,000         10,156
Regions Financial Corp.
  7.00%, 3/1/2011                              25,000         29,032
Republic New York Corp.
  5.875%, 10/15/2008                           15,000         16,562
Royal Bank of Scotland
  6.40%, 4/1/2009                              14,000         15,862
  5.00%, 10/1/2014                             10,000         10,184
SunTrust Banks, Inc.
  5.05%, 7/1/2007                              20,000         21,616
  6.375%, 4/1/2011                             15,000         17,004
U.S. Bank N.A.
  6.375%, 8/1/2011                             25,000         28,321
U.S. Bancorp.
  5.10%, 7/15/2007                             17,000         18,354
Wachovia Corp.
  7.45%, 7/15/2005                             15,715         17,305
  4.95%, 11/1/2006                             15,000         16,091
  6.605%, 10/1/2025                            15,000         17,168
Wells Fargo & Co.
  5.125%, 2/15/2007                             5,020          5,426
  3.50%, 4/4/2008                              17,000         17,268
  7.55%, 6/21/2010                             25,000         29,963
Wells Fargo Financial
  5.50%, 8/1/2012                              34,100         37,069

FINANCE COMPANIES (5.8%)
American Express Credit Corp.
  5.50%, 9/12/2006                             40,000         43,524
American General Finance Corp.
  5.75%, 3/15/2007                             20,000         21,914
  4.50%, 11/15/2007                             5,000          5,248
  2.75%, 6/15/2008                             15,100         14,611
Associates Corp. of North America
  6.25%, 11/1/2008                             25,000         28,219
Boeing Capital Corp.
  5.65%, 5/15/2006                              7,000          7,529
  4.75%, 8/25/2008                             10,470         10,871
CIT Group Inc.
  7.375%, 4/2/2007                             25,000         28,568
Caterpillar Finance
  2.70%, 7/15/2008                             11,800         11,544
John Deere Capital Corp.
  3.125%, 12/15/2005                            4,800          4,913
  4.50%, 8/22/2007                             10,000         10,557
  7.00%, 3/15/2012                             25,000         29,212
Export Development Canada
  2.75%, 12/12/2005                            24,000         24,482
General Electric Capital Corp.
  7.25%, 2/1/2005                              50,000         53,723
  5.00%, 6/15/2007                             24,000         25,832
  7.375%, 1/19/2010                            10,000         11,847
  8.125%, 5/15/2012                            10,000         12,273

--------------------------------------------------------------------------------
                                                FACE         MARKET
                                               AMOUNT         VALUE*
WELLESLEY INCOME FUND                           (000)          (000)
--------------------------------------------------------------------------------
General Motors Acceptance Corp.
  6.75%, 1/15/2006                             10,000         10,695
  4.50%, 7/15/2006                             13,000         13,244
  7.75%, 1/19/2010                             15,000         16,582
Household Finance Corp.
  5.75%, 1/30/2007                             48,000         52,317
  4.625%, 1/15/2008                            13,700         14,407
International Bank Rec. & Development
  3.625%, 5/21/2013                            42,750         41,168
SLM Corp.
  5.125%, 8/27/2012                            10,000         10,201
USA Education Inc.
  5.625%, 4/10/2007                            37,000         40,516

INSURANCE (4.0%)
ACE Ltd.
  6.00%, 4/1/2007                              30,000         32,612
Allstate Corp.
  5.375%, 12/1/2006                             5,000          5,421
  7.50%, 6/15/2013                             20,000         24,297
American International Group Inc.
(2)2.875%, 5/15/2008                           14,250         14,003
(2)4.25%, 5/15/2013                            14,250         13,722
Chubb Corp.
  6.00%, 11/15/2011                             4,500          4,921
Cincinnati Financial Corp.
  6.90%, 5/15/2028                             21,750         23,406
Equitable Cos. Inc.
  6.50%, 4/1/2008                              10,000         11,188
Hartford Life Inc.
  7.375%, 3/1/2031                             38,000         44,826
Liberty Mutual Insurance Co.
(2)8.50%, 5/15/2025                            21,665         19,174
MBIA Inc.
  7.00%, 12/15/2025                            19,500         21,675
Metlife Inc.
  5.25%, 12/1/2006                             25,000         26,998
Metropolitan Life Insurance Co.
(2)7.80%, 11/1/2025                            25,000         29,614
NAC Re Corp.
  7.15%, 11/15/2005                             5,350          5,852
Nationwide Life Global Funding
(2)5.35%, 2/15/2007                            25,000         26,974
New York Life Insurance
(2) 5.875%, 5/15/2033                          27,500         27,336
St. Paul Companies, Inc.
  7.875%, 4/15/2005                            40,000         43,437
                                                            --------
                                                           1,827,243
                                                           ---------
INDUSTRIAL (27.5%)
  BASIC INDUSTRY (4.2%)
Alcan Inc.
  4.875%, 9/15/2012                            10,500         10,577
  4.50%, 5/15/2013                             22,300         21,716
ALCOA, Inc.
  6.50%, 6/1/2011                              45,000         50,982
BHP Finance USA Ltd.
  4.80%, 4/15/2013                             21,600         21,991
Dow Chemical Corp.
  5.75%, 12/15/2008                            50,000         53,707
E.I. du Pont de Nemours & Co.
  6.75%, 9/1/2007                              25,000         28,617
  3.375%, 11/15/2007                            5,000          5,102
  4.125%, 3/6/2013                             27,200         26,641
Eaton Corp.
  5.75%, 7/15/2012                             15,600         16,891
  6.50%, 6/1/2025                              10,000         10,685
Hubbell Inc.
  6.625%, 10/1/2005                            10,000         10,895
International Paper Co.
  7.625%, 1/15/2007                            15,000         17,148
Kroger Company
  5.50%, 2/1/2013                              11,100         11,565
Merck & Co.
  4.125%, 1/18/2005                            15,000         15,510
  5.25%, 7/1/2006                              15,000         16,232
  4.375%, 2/15/2013                             5,500          5,534
Monsanto Co.
  7.375%, 8/15/2012                             9,550         11,096
PPG Industries, Inc.
  6.875%, 2/15/2012                            10,200         11,824
Praxair, Inc.
  6.375%, 4/1/2012                             25,000         28,405
Rio Tinto Finance USA Ltd.
  2.625%, 9/30/2008                            15,000         14,536
Weyerhaeuser Co.
  5.95%, 11/1/2008                              8,000          8,778

CAPITAL GOODS (2.5%)
The Boeing Co.
  6.625%, 2/15/2038                            20,950         21,638
Caterpillar, Inc.
  9.00%, 4/15/2006                              3,000          3,488
  6.55%, 5/1/2011                               5,000          5,751
  6.625%, 7/15/2028                             6,000          6,794
  6.95%, 5/1/2042                              15,000         17,732
Deere & Co.
  7.85%, 5/15/2010                              6,000          7,237

--------------------------------------------------------------------------------
                                                FACE         MARKET
                                               AMOUNT         VALUE*
WELLESLEY INCOME FUND                           (000)          (000)
--------------------------------------------------------------------------------
General Dynamics
  3.00%, 5/15/2008                             11,400         11,268
  4.25%, 5/15/2013                             28,700         27,918
Illinois Tool Works, Inc.
  5.75%, 3/1/2009                              25,000         27,882
Minnesota Mining & Manufacturing Corp.
  4.15%, 6/30/2005                             10,000         10,449
  6.375%, 2/15/2028                            25,000         27,781
Pitney Bowes Inc.
  4.75%, 5/15/2018                             10,000          9,882
Stanley Works
  3.50%, 11/1/2007                              5,000          5,106
Tenneco Packaging
  8.125%, 6/15/2017                            20,000         24,259
United Technologies Corp.
  7.125%, 11/15/2010                           25,000         29,807
  6.35%, 3/1/2011                               5,000          5,674

COMMUNICATIONS (3.5%)
BellSouth Corp.
  6.00%, 10/15/2011                            31,000         34,318
Chesapeake & Potomac Telephone Co. (VA)
  7.875%, 1/15/2022                            16,000         18,468
Comcast Cable Communications Inc.
  6.75%, 1/30/2011                             10,000         11,281
GTE California Inc.
  6.70%, 9/1/2009                              25,000         28,547
GTE Southwest, Inc.
  6.00%, 1/15/2006                             10,000         10,860
Liberty Media Corp.
  5.70%, 5/15/2013                             10,000          9,997
Michigan Bell Telephone Co.
  7.85%, 1/15/2022                             25,000         30,287
New Jersey Bell Telephone Co.
  8.00%, 6/1/2022                              14,585         17,486
New York Times Co.
  5.35%, 4/16/2007                             10,000         10,781
  8.25%, 3/15/2025                             26,000         29,249
SBC Communications Inc.
  6.25%, 3/15/2011                             15,500         17,343
  5.875%, 8/15/2012                             9,600         10,487
Tribune Co.
  6.875%, 11/1/2006                            20,000         22,547
Verizon Wireless Inc.
  5.375%, 12/15/2006                           10,000         10,846
Washington Post Co.
  5.50%, 2/15/2009                             60,000         65,826

CONSUMER CYCLICALS (3.3%)
AOL Time Warner Inc.
  6.875%, 5/1/2012                             10,000         11,211
Cox Enterprises
(2) 4.375%, 5/1/2008                           20,000         20,493
DaimlerChrysler North America Holding Corp.
  7.40%, 1/20/2005                             25,000         26,664
The Walt Disney Co.
  6.75%, 3/30/2006                             25,000         27,574
Gannett Co., Inc.
  6.375%, 4/1/2012                             25,000         28,367
General Motors Corp.
  6.375%, 5/1/2008                              5,000          5,230
Lowe's Cos. Inc.
  7.50%, 12/15/2005                            30,960         34,733
McDonald's Corp.
  5.75%, 3/1/2012                              10,000         10,814
Target Corp.
5.875%, 3/1/2012                               31,000         34,246
Viacom Inc.
  6.40%, 1/30/2006                             35,000         38,376
  5.625%, 8/15/2012                            10,000         10,782
Wal-Mart Stores, Inc.
  4.375%, 7/12/2007                            10,000         10,592
  6.875%, 8/10/2009                            50,000         58,709

CONSUMER NONCYCLICALS (9.2%)
Abbott Laboratories
  5.625%, 7/1/2006                             20,000         21,830
Anheuser-Busch Cos., Inc.
  6.00%, 4/15/2011                             31,125         34,938
  7.50%, 3/15/2012                              5,000          6,098
Archer-Daniels-Midland Co.
  8.875%, 4/15/2011                             5,325          6,814
  7.125%, 3/1/2013                              6,200          7,388
  5.935%, 10/1/2032                             5,000          5,146
Becton, Dickinson, & Co.
  4.55%, 4/15/2013                             25,900         26,112
Bestfoods
  6.625%, 4/15/2028                            25,000         27,902
Bristol-Myers Squibb
  4.75%, 10/1/2006                             45,000         47,970
CPC International, Inc.
  6.15%, 1/15/2006                              3,085          3,361
Cardinal Health, Inc.
  6.00%, 1/15/2006                             10,000         10,873
  6.75%, 2/15/2011                              2,020          2,330
Coca-Cola Co.
  4.00%, 6/1/2005                              20,000         20,809
  5.75%, 3/15/2011                             45,000         49,745

--------------------------------------------------------------------------------
                                                FACE         MARKET
                                               AMOUNT         VALUE*
WELLESLEY INCOME FUND                           (000)          (000)
--------------------------------------------------------------------------------
Coca-Cola Enterprises
  5.25%, 5/15/2007                              5,000          5,423
  5.75%, 11/1/2008                             25,000         27,777
Conagra Foods Inc.
  6.00%, 9/15/2006                             35,000         38,451
Diageo Capital PLC
  3.50%, 11/19/2007                            10,400         10,599
  3.375%, 3/20/2008                            22,700         22,890
General Mills Inc.
  5.125%, 2/15/2007                            25,000         26,888
Gillette Co.
  5.75%, 10/15/2005                            35,000         37,818
  4.125%, 8/30/2007                             5,000          5,233
Hershey Foods Corp.
  6.95%, 3/1/2007                              13,000         14,847
Johnson & Johnson
  3.80%, 5/15/2013                             19,895         19,189
  6.73%, 11/15/2023                            15,000         17,598
Kellogg Co.
  6.00%, 4/1/2006                              15,000         16,361
  6.60%, 4/1/2011                              35,000         39,839
Kimberly-Clark Corp.
  6.25%, 7/15/2018                             25,000         28,509
Kraft Foods Inc.
  4.625%, 11/1/2006                            10,000         10,525
  5.625%, 11/1/2011                            44,625         47,207
Eli Lilly & Co.
  5.50%, 7/15/2006                             25,000         27,243
  6.00%, 3/15/2012                             10,000         11,199
Pepsi Bottling Holdings Inc.
(2) 5.625%, 2/17/2009                           4,030          4,459
Pfizer Inc.
  5.625%, 2/1/2006                             25,000         27,072
Pharmacia Corp.
  5.75%, 12/1/2005                             13,525         14,618
Procter & Gamble Co.
  4.75%, 6/15/2007                             20,000         21,511
  4.30%, 8/15/2008                             13,000         13,698
  9.36%, 1/1/2021                              25,000         34,056
  6.45%, 1/15/2026                             25,000         27,556
Sysco Corp.
  4.75%, 7/30/2005                             30,000         31,583
Unilever Capital Corp. Global
  6.875%, 11/1/2005                             5,000          5,489
Wyeth
  6.70%, 3/15/2011                              6,600          7,536

ENERGY (3.0%)
Amerada Hess Corp.
  7.375%, 10/1/2009                            13,495         15,561
  6.65%, 8/15/2011                             35,000         38,398

Amoco Corp.
  6.50%, 8/1/2007                               5,000          5,645
Anadarko Petroleum Corp.
  3.25%, 5/1/2008                              10,800         10,722
BP Capital Markets PLC
  4.625%, 5/27/2005                            25,000         26,261
Burlington Resources Inc.
  6.50%, 12/1/2011                             25,000         28,103
ChevronTexaco Capital Co.
  3.50%, 9/17/2007                             22,000         22,534
Conoco Phillips Corp.
  3.625%, 10/15/2007                           22,000         22,547
Conoco Inc.
  6.35%, 4/15/2009                             10,500         11,971
Phillips Petroleum Co.
  8.50%, 5/25/2005                             23,980         26,672
  7.00%, 3/30/2029                             11,500         13,062
Schlumberger Technology Corp.
(2)6.50%, 4/15/2012                            20,000         22,742
Texaco Capital Corp.
  8.625%, 4/1/2032                             25,000         35,625

TECHNOLOGY (0.8%)
Hewlett-Packard Co.
  3.375%, 12/15/2005                           12,000         12,321
  3.625%, 3/15/2008                            10,800         10,965
International Business Machines Corp.
  4.125%, 6/30/2005                            10,000         10,436
  4.25%, 9/15/2009                              5,000          5,194
  4.75%, 11/29/2012                             5,000          5,122
  7.00%, 10/30/2025                            25,000        28,922

TELECOMMUNICATIONS (0.4%)
Verizon Global
  4.375%, 6/1/2013                             14,500         13,991
Verizon Virginia Inc.
  4.625%, 3/15/2013                            10,800         10,623
Vodafone Group PLC
  5.375%, 1/30/2015                            11,250         11,568

Transportation (0.6%)
Burlington Northern Santa Fe Corp.
  6.375%, 12/15/2005                           12,500         13,667
Delta Air Lines EETC (Enhanced
  Equipment Trust Certificate)
  6.417%, 7/2/2012                             25,000         26,495
Norfolk Southern Corp.
  6.20%, 4/15/2009                             15,000         16,703
                                                           ---------
                                                           2,599,552

--------------------------------------------------------------------------------
                                                FACE         MARKET
                                               AMOUNT         VALUE*
WELLESLEY INCOME FUND                           (000)          (000)
--------------------------------------------------------------------------------
Utilities (6.6%)
  ELECTRIC (6.1%)
Alabama Power Co.
  5.49%, 11/1/2005                              8,250          8,897
  2.65%, 2/15/2006                              8,645          8,720
Arizona Public Service Co.
  7.625%, 8/1/2005                             15,000         16,496
Boston Edison
  4.875%, 10/15/2012                           20,800         21,384
Commonwealth Edison
  6.15%, 3/15/2012                             20,000         22,160
Consolidated Edison Co. NY
  5.625%, 7/1/2012                             16,205         17,554
  4.875%, 2/1/2013                              9,700          9,979
  3.85%, 6/15/2013                              6,000          5,663
Duke Energy Corp.
  6.25%, 1/15/2012                             30,000         32,636
Exelon Corp.
  6.75%, 5/1/2011                              17,500         19,772
Florida Power Corp.
  6.65%, 7/15/2011                             25,000         28,331
Florida Power & Light
  4.85%, 2/1/2013                              12,000         12,277
  5.625%, 4/1/2034                              5,000          4,991
Georgia Power Co.
  4.875%, 7/15/2007                            25,000         26,551
  5.125%, 11/15/2012                            5,000          5,242
Kentucky Utilities Co.
  7.92%, 5/15/2007                              5,000          5,664
National Rural Utilities Corp.
  6.125%, 5/15/2005                             3,275          3,508
  7.25%, 3/1/2012                              40,000         46,946
Oklahoma Gas & Electric Co.
  6.50%, 4/15/2028                             10,000         10,328
Oncor Electric Delivery
  6.375%, 5/1/2012                             20,000         22,306
PECO Energy Co.
  4.75%, 10/1/2012                             12,000         12,270
PacifiCorp
  6.625%, 6/1/2007                             10,000         11,066
Pennsylvania Power & Light Co.
  6.50%, 4/1/2005                              15,000         16,073
SCANA Corp.
  6.875%, 5/15/2011                            25,000         28,372
  6.25%, 2/1/2012                              28,930         31,898
Southwestern Public Service Co.
  5.125%, 11/1/2006                            35,115         37,313
Texas Utilities Electric Co.
  6.75%, 7/1/2005                              10,000        10,351
Union Electric Co.
  6.875%, 8/1/2004                             10,000         10,413
Virginia Electric & Power Co.
  5.375%, 2/1/2007                             45,500         49,257
  4.75%, 3/1/2013                              16,350         16,419
Wisconsin Power & Light
  5.70%, 10/15/2008                            12,650         13,686
Wisconsin Public Service
  6.125%, 8/1/2011                              8,000          8,959

NATURAL GAS (0.5%)
BP Capital Markets
  4.20%, 6/15/2018                              6,300          5,972
Duke Energy Field Services
  7.50%, 8/16/2005                              6,885          7,526
Keyspan Corp.
  6.15%, 6/1/2006                              35,000         38,342
                                                             -------
                                                             627,322
                                                             -------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $4,824,891)                    5,177,717
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(2.8%)
--------------------------------------------------------------------------------
Asian Development Bank
  4.50%, 9/4/2012                              40,000         41,356
Province of British Columbia
  5.375%, 10/29/2008                            9,500         10,440
Province of Manitoba
  2.75%, 1/17/2006                              4,750          4,843
  4.25%, 11/20/2006                            25,000         26,339
Province of New Brunswick
  3.50%, 10/23/2007                             4,600          4,715
Province of Ontario
  6.00%, 2/21/2006                             25,000         27,363
  5.125%, 7/17/2012                            25,000         26,773
Province of Quebec
  6.125%, 1/22/2011                            19,500         22,136
Quebec Hydro
  6.30%, 5/11/2011                             50,000         57,322
Republic of Italy
  5.625%, 6/15/2012                            40,000         44,445
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $248,145)                                            265,732
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
WELLESLEY INCOME FUND                          SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (37.3%)
--------------------------------------------------------------------------------
AUTO & Transportation (0.6%)
  General Motors Corp.                      1,269,300      $  51,952
                                                           ---------
CONSUMER DISCRETIONARY (0.6%)
  Kimberly-Clark Corp.                      1,027,500      $  52,731
                                                           ---------
CONSUMER STAPLES (2.3%)
  Kellogg Co.                               2,085,600         69,555
  Altria Group, Inc.                        1,244,900         42,675
  General Mills, Inc.                         881,800         41,505
  Universal Corp. (VA)                        400,000         16,852
                                                           ---------
                                                             214,321
                                                           ---------
FINANCIAL SERVICES (8.9%)
  Bank of America Corp.                     1,407,300        109,826
  St. Paul Cos., Inc.                       2,905,400        107,587
  XL Capital Ltd. Class A                   1,318,900        102,136
  Washington Mutual, Inc.                   2,305,700         90,775
  National City Corp.                       2,923,100         86,115
  PNC Financial Services Group              1,694,300         80,614
  Citigroup, Inc.                           1,477,000         67,218
  The Chubb Corp.                              17,900         53,065
  Marsh & McLennan Cos., Inc.                 865,200         41,192
  Regency Centers Corp. REIT                  822,200         30,298
  KeyCorp                                   1,037,500         26,529
  U.S. Bancorp                              1,046,000         25,094
  Archstone-Smith Trust REIT                  890,100         23,481
                                                            --------
                                                             843,930

HEALTH CARE (1.5%)
  Wyeth                                     1,221,000         56,288
  Merck & Co., Inc.                           953,700         48,276
  Baxter International, Inc.                1,200,900         34,898
                                                            --------
                                                             139,462
                                                            --------
INTEGRATED OILS (6.0%)
  ExxonMobil Corp.                          4,590,526        168,013
  ChevronTexaco Corp.                       1,771,900        126,602
  Royal Dutch Petroleum Co. ADR             2,215,600         97,928
  Shell Transport & Trading Co. ADR         1,710,500         64,588
  BP PLC ADR                                1,510,708         63,601
  ConocoPhillips                              907,000         49,658
                                                            --------
                                                             570,390
                                                            --------
MATERIALS & Processing (4.6%)
  Weyerhaeuser Co.                          2,303,600        134,645
  E.I. du Pont de Nemours & Co.             2,434,000         97,384
  Ashland, Inc.                             2,132,100         70,039
  PPG Industries, Inc.                      1,061,800         55,447
  Dow Chemical Co.                            986,200         32,091
  Eastman Chemical Co.                        930,900         31,184
  Alcoa Inc.                                  400,000         10,464
                                                            --------
                                                             431,254
                                                            --------
PRODUCER DURABLES (1.7%)
  Emerson Electric Co.                      1,696,300         89,310
  Caterpillar, Inc.                         1,017,800         70,065
  Nokia Corp. ADR                             214,900          3,352
                                                            --------
                                                             162,727
                                                            --------
TECHNOLOGY (0.3%)
  Rockwell Automation, Inc.                 1,257,100         32,999
                                                             -------
UTILITIES (10.8%)
  SBC Communications Inc.                   7,343,800        163,400
  Verizon Communications                    3,431,500        111,318
  FPL Group, Inc.                           1,753,600        110,828
  BellSouth Corp.                           4,100,700         97,105
  Progress Energy, Inc.                     1,943,800         86,421
  DTE Energy Co.                            2,102,100         77,546
  Exelon Corp.                              1,185,600         75,286
  Questar Corp.                             2,266,900         69,843
  National Fuel Gas Co.                     1,760,300         40,222
  SCANA Corp.                               1,021,600         34,990
  Dominion Resources, Inc.                    561,600         34,763
  PPL Corp.                                   800,000         32,760
  Duke Energy Corp.                         1,787,400         31,834
  NICOR Inc.                                  841,200         29,560
  Pinnacle West Capital Corp.                 699,000         24,815
                                                            --------
                                                           1,020,691
                                                           ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $3,218,545)                                        3,520,457
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 FACE         MARKET
                                               AMOUNT         VALUE*
WELLESLEY INCOME FUND                           (000)          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled Cash  Account
 1.09%,  10/1/2003                           $142,138      $ 142,138
 1.09%,  10/1/2003--Note  G                   190,340        190,340
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $332,478)                                             332,478
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
 (COST $8,965,196)                                         9,651,987
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES(-2.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                          99,721
Security Lending Collateral
  Payable to Brokers--Note G                               (190,340)
Other Liabilities                                          (116,435)
                                                         ----------
                                                           (207,054)
                                                          ----------
--------------------------------------------------------------------------------
NET ASSETS(100%)                                          $9,444,933
================================================================================

*See Note A in Notes to Financial Statements. *The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

(2)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the aggregate value of these securities was $190,087,000, representing 2.0% of net assets.

(3)Adjustable-rate note.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2003,  NET ASSETS  CONSISTED  OF:
--------------------------------------------------------------------------------
Paid-in  Capital                                                      $8,851,116
Undistributed Net Investment Income                                        5,837
Accumulated  Net  Realized  Losses                                      (98,811)
Unrealized Appreciation                                                  686,791
--------------------------------------------------------------------------------
NET ASSETS                                                            $9,444,933
================================================================================

Investor  Shares--Net  Assets
Applicable to 403,441,619  outstanding  $.001
 par value shares of beneficial interest
 (unlimited authorization)                                            $8,171,161
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                         $20.25
================================================================================

Admiral Shares--Net Assets
Applicable to 25,956,513  outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                            $1,273,772
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                          $49.07
================================================================================

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.
--------------------------------------------------------------------------------
                                                           WELLESLEY INCOME FUND
                                                   YEAR ENDED SEPTEMBER 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $122,522
  Interest                                                               287,427
  Security Lending                                                           274
--------------------------------------------------------------------------------
  Total Income                                                           410,223
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                                4,361
  Performance Adjustment                                                     751
The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                        17,990
   Admiral Shares                                                          1,495
  Marketing and Distribution
   Investor Shares                                                           907
   Admiral Shares                                                            108
 Custodian Fees                                                               68
 Auditing Fees                                                                15
 Shareholders' Reports and Proxies
   Investor Shares                                                           230
   Admiral Shares                                                              6
Trustees' Fees and Expenses                                                   13
--------------------------------------------------------------------------------
  Total Expenses                                                          25,944
  Expenses Paid Indirectly--Note D                                         (825)
--------------------------------------------------------------------------------
  Net Expenses                                                            25,119
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    385,104
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (88,429)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES585,060
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $881,735
================================================================================

STATEMENT OF CHANGES IN NET ASSETS This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                           Wellesley Income Fund
                                                           ---------------------
                                                              Year          Year
                                                             Ended         Ended
                                                    Sept. 30, 2003 Sept.30, 2002
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE  (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 385,104      $359,573
  Realized Net Gain(Loss)                                 (88,429)      (10,030)
  Change  in  Unrealized Appreciation(Depreciation)        585,060     (357,882)
--------------------------------------------------------------------------------
Net Increase(Decrease)in Net Assets Resulting from
  Operations                                               881,735       (8,339)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
   Investor Shares                                       (332,008)     (322,875)
   AdmiralShares                                          (49,799)      (40,474)
  Realized  Capital Gain*
  Investor Shares                                               --     (222,303)
  Admiral Shares                                                --      (25,285)
--------------------------------------------------------------------------------
Total Distributions                                      (381,807)     (610,937)
--------------------------------------------------------------------------------
CAPITAL SHARE  TRANSACTIONS--NOTE H
  Investor Shares                                          746,087     1,041,362
  Admiral Shares                                           298,486       339,952
--------------------------------------------------------------------------------
Net Increase (Decrease)from Capital Share Transactions   1,044,573     1,381,314
--------------------------------------------------------------------------------
Total Increase(Decrease)                                 1,544,501       762,038
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    7,900,432     7,138,394
--------------------------------------------------------------------------------
  End of Period                                         $9,444,933    $7,900,432
================================================================================

*Includes fiscal 2003 and 2002 short-term gain distributions totaling $0 and $32,687,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Wellesley Income Fund Investor Shares
---------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended       Jan. 1 to              Year Ended
                                                                 September 30,   Sept. 30,              December 31,
                                                                -------------                    ----------------------------

For a Share Outstanding Throughout Each Period                  2003      2002    2001*           2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $19.08    $20.69  $20.34          $18.85     $22.12     $21.86
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .862      .943    .748            1.06      1.120       1.13
  Net Realized and Unrealized
    Gain (Loss) on Investments                                 1.163    (.886)    .472            1.89    (2.025)       1.40
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           2.025      .057   1.220            2.95     (.905)       2.53
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.855)    (.955)  (.720)          (1.06)    (1.120)     (1.13)
  Distributions from Realized Capital Gains                       --    (.712)  (.150)          (0.40)    (1.245)     (1.14)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.855)   (1.667)  (.870)          (1.46)    (2.365)     (2.27)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $20.25    $19.08  $20.69          $20.34     $18.85     $22.12
============================================================================================================================
TOTAL RETURN                                                  10.74%     0.26%   6.16%          16.17%     -4.14%     11.84%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                        $8,171    $6,985  $6,493          $6,558     $6,976     $8,498
  Ratio of Total Expenses to
   Average Net Assets                                          0.31%     0.30% 0.33%**           0.31%      0.30%      0.31%
  Ratio of Net Investment Income to
   Average Net Assets                                          4.33%     4.72% 4.88%**           5.39%      5.22%      5.05%
  Portfolio Turnover Rate                                        28%       43%     24%             28%        20%        32%
============================================================================================================================

*The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Annualized.

WELLESLEY INCOME FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                     Year Ended       May 14* to
                                                    September 30,      Sept. 30,
                                                    --------------
For a Share Outstanding Throughout Each Period     2003      2002         2001**
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $46.22    $50.14         $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           2.136     2.318           .932
  Net Realized and Unrealized
    Gain (Loss) on Investments                    2.835   (2.164)           .359
--------------------------------------------------------------------------------
  Total from Investment Operations                4.971      .154          1.291
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income          (2.121)   (2.348)        (1.151)
  Distributions from Realized Capital Gains          --   (1.726)             --
--------------------------------------------------------------------------------
  Total Distribution                            (2.121)   (4.074)        (1.151)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $49.07    $46.22         $50.14
================================================================================
TOTAL RETURN                                     10.89%     0.29%          2.63%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $1,274      $915           $645
  Ratio of Total Expenses to Average Net Assets   0.20%     0.23%         0.26%+
  Ratio of Net Investment Income to Average
      Net Assets                                  4.43%     4.78%         4.88%+
  Portfolio Turnover Rate                           28%       43%            24%
================================================================================
*Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Barra Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunications Services Index. For the year ended September 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before an increase of $751,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2003, the fund had contributed capital of $1,572,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.57% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $788,000 and $37,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2003, the fund had $16,224,000 of ordinary income available for distribution. The fund had available realized losses of $98,481,000 to offset future net capital gains through September 30, 2012.

At September 30, 2003, net unrealized appreciation of investment securities for tax purposes was $686,791,000, consisting of unrealized gains of $832,545,000 on securities that had risen in value since their purchase and $145,754,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2003, the fund purchased $3,321,425,000 of investment securities and sold $2,262,310,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $171,591,000 and $124,795,000, respectively.

G. The market value of securities on loan to broker/dealers at September 30, 2003, was $279,976,000, for which the fund held cash collateral of $190,340,000 and U.S. government and agency securities with a market value of $96,362,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:
--------------------------------------------------------------------------------
                                                 Year Ended September 30,
                                     -------------------------------------------
                                             2003                   2002
                                     -------------------     -------------------
                                      Amount      Shares       Amount     Shares
                                       (000)       (000)        (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                         $ 1,801,374      90,001  $ 1,637,049     81,424
  Issued in Lieu of Cash
    Distributions                    284,830      14,219      473,894     24,180
  Redeemed                       (1,340,117)    (66,957)  (1,069,581)   (53,204)
                                ------------------------------------------------
Net Increase (Decrease)--
  Investor Shares                    746,087      37,263    1,041,362     52,400

Admiral Shares
  Issued                             461,109       9,488      438,250      8,958
  Issued in Lieu of Cash
    Distributions                     38,543         793       52,236      1,100
  Redeemed                         (201,166)      (4,131)   (150,534)    (3,124)
                                ------------------------------------------------
Net Increase (Decrease)--
  Admiral Shares                     298,486       6,150      339,952      6,934
--------------------------------------------------------------------------------

Report of Independent Auditors

To the Shareholders and Trustees of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


October 31, 2003


--------------------------------------------------------------------------------
Special 2003 Tax Information
(Unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 28.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[Picture of Ship]
THE VANGUARD GROUP(R)LOGO

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q270 112003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD WELLESLEY INCOME FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD WELLESLEY INCOME FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

      VANGUARD WELLESLEY INCOME FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: November 20, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.